SCHEDULE 14 A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ______X______

Filed by a Party other than the Registrant _________

Check the appropriate box:

____  Preliminary Proxy Statement

__X_  Definitive Proxy Statement

____  Definitive Additional Materials

____  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

      FLORIDA EAST COAST INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________
  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

__X__  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
       or 14a-6(j)(2)

_____ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

_____  Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11

                 FLORIDA EAST COAST INDUSTRIES, INC.
                      1650 Prudential Drive
                      Jacksonville, FL 32207

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held May 17, 1995

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders of Florida East Coast Industries, Inc. (Industries) will be held at the Marina Hotel and Convention Center at St. Johns Place, Admiralty Room, 1515 Prudential Drive, Jacksonville, Florida, on Wednesday, May 17, 1995, at
10:30 A.M., Eastern Daylight Saving Time, for the following purposes, namely:

      1. To elect a Board of nine (9) directors for the ensuing year and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on March 31, 1995, are entitled to notice of and to vote at the meeting. The transfer books will not be closed for this meeting.

      All Stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. The holders of a majority of the outstanding shares entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum.

      Industries' Proxy Statement is submitted herewith and contains important information regarding the matters to be acted on at the Annual Meeting. The Annual Report to Stockholders for the year ended December 31, 1994, has either been mailed previously or is enclosed herewith.

By Order of the Board of Directors

T.N. Smith
Secretary

Dated:  Jacksonville, Florida
        April 7, 1995

WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE SIGN AND RETURN THE PROXY ENCLOSED WITH THIS NOTICE AT YOUR EARLIEST CONVENIENCE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.

                   FLORIDA EAST COAST INDUSTRIES, INC.
                         1650 Prudential Drive
                       Jacksonville, Florida 32207

                           PROXY STATEMENT

     This Proxy Statement is being mailed or otherwise furnished to Stockholders on or about April 7, 1995, in connection with the solicitation by the Board of Directors of Florida East Coast Industries, Inc.
(Industries), a Florida corporation, of proxies to be voted at the Annual Meeting of Stockholders of Industries to be held on May 17, 1995, and at any adjournment thereof (the Annual Meeting).

     The address of Industries is 1650 Prudential Drive, Jacksonville, Florida 32207, and the telephone number is 904/396-6600.

              MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, the Stockholders of Industries will elect directors to serve for the ensuing year.

                   SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is being solicited by Order of the Board of Directors of Industries for use in connection with the Annual Meeting of Industries' Stockholders to be held May 17, 1995. The expense of printing and mailing this Proxy Statement will be borne by Industries. In addition to solicitation of proxies by mail, Industries may reimburse brokers and other nominees for the expenses of forwarding proxy materials to the beneficial owners of stock held in their names. Directors, officers, and employees of Industries may solicit proxies on behalf of the Board of Directors personally, by mail, by telephone, or by telegraph, but it is estimated that the expense of any such solicitation will be nominal, and that no compensation will be paid specifically for such solicitation.

     A proxy may be revoked by a Stockholder at any time prior to its being voted by written notice to the Secretary of Industries or by attendance and voting in person at the Annual Meeting by ballot. If a proxy is properly signed and is not revoked by the Stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the Stockholder. If no instructions are given, proxies will be voted in favor of the election of the nominees as directors.

             VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors of Industries has designated March 31, 1995, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of that date, Industries had 9,271,361 shares issued and outstanding of Common Stock, which is its only voting security. Of the 9,271,361 shares issued and outstanding, 219,372 represent treasury shares. The outstanding, excluding treasury shares, were held by approximately 865 Stockholders of Record on March 10, 1995.

     The following table sets forth information as of March 1, 1995, with respect to persons known to Industries to be the beneficial owners of more than 5% of its outstanding Common Stock:

                                   Nature of
                                   Beneficial        No. of       Percent of
Names and Addresses                Ownership         Shares        Class (1)
- - -------------------                ----------        ------       ----------

Nemours Foundation (2)             Sole Voting &
P.O. Box 1380                      Dispositive
Jacksonville, FL 32201             Power             450,224        5.0%

St. Joe Industries, Inc. (3)       Sole Voting &
P.O. Box 1380                      Dispositive
Jacksonville, FL 32201             Power           4,902,304 (4)   54.5%

Heine Securities Corp. (5)         Sole Voting &
51 J.F.K. Parkway                  Dispositive
Short Hills, NJ 07078              Power             575,500       6.4%

- - ----------
(1)  All percentages shown are rounded to the nearest one-tenth of one percent.

(2)  As of March 1, 1995, the following persons were directors of the Nemours
     Foundation: Jacob C. Belin, Alfred duPont Dent, H.H. Peyton, J.F. Porter, W.T. Thompson, Winfred L. Thornton, and corporate director, NationsBank of Florida, represented by J.S. Lord. In such capacities, these directors collectively share voting and dispositive power with respect to Industries' Common Stock owned by the Nemours Foundation and, as such, may be deemed to be beneficial owners of that stock.

(3) As of March 1, 1995, the following persons were directors of St. Joe Industries, Inc.: Jacob C. Belin, E.C. Brownlie, S.D. Fraser, R.E. Nedley, Winfred L. Thornton, and C.F. Zellers, Jr. In such capacities, all directors collectively share dispositive and voting power with respect to Industries' Common Stock owned by St. Joe Industries, Inc. All directors may be deemed to be beneficial owners of Industries' Common Stock owned by St. Joe Industries, Inc.

(4) By virtue of its ownership of approximately 54.5% of the outstanding Industries' Common Stock, St. Joe Industries, Inc., may be deemed to be not only an "affiliate" but also a "parent" of Industries.

(5) Mr. Michael F. Price is President of Heine Securities Corporation ("HSC"), in which capacity he exercises voting control and dispositive power over these securities. Mr. Price, therefore, may be deemed to have indirect beneficial ownership over such securities. Mr. Price advises he has no interest in dividends or proceeds from the sale of such securities, owns no such securities for his own account, and disclaims beneficial ownership of all the securities reported herein by HSC.

                     GENERAL INFORMATION FOR STOCKHOLDERS

     Proxy Statement Proposals. Each year the Board of Directors submits to the Stockholders at the Annual Meeting its nominations for election of directors.

     Other proposals may be submitted by the Board of Directors or Stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a Stockholder for inclusion in the 1996 Annual Meeting Proxy Statement must be submitted in writing and must be received by Industries no later than January 5, 1996. Any such proposals, as well as any questions related thereto, should be directed to the Corporate Secretary.

     Shares Present at 1994 Meeting - At the 1994 Annual Meeting, 92% of the outstanding shares of Industries' Common Stock were present. Of the total shares voted at that meeting, 91% were voted for each nominee and 1% was withheld from the vote for each nominee.

                     PROPOSAL I - ELECTION OF DIRECTORS

     At the Annual Meeting, nine (9) directors of Industries are to be elected to serve until the next annual election and until their successors are duly elected and qualified.

Vote Required

     Stockholders of Industries are entitled to one vote for each share held by them and have the right to cumulate their votes for the election of directors. Each Stockholder is entitled to as many votes as equals the number of his shares, multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for or among any two or more of them, as he may see fit. The directors elected shall be those nine (9) persons who receive the greatest number of votes. Management reserves the right to distribute the votes represented by a proxy among one or more of the nominees named below unless contrary instructions are contained in the proxy.

Nominees

     Information concerning the nine (9) nominees for election as directors, including their principal occupations or employment, the name and principal business or organizations in which such occupations or employment were carried on, positions with Industries and directorships with other companies filing with or regulated by the Commission is contained in the following materials.

     The Board knows of no reason why any nominee for director would be unable to serve as a director. If any nominee should, for any reason, be unable to serve, the shares represented by all valid proxies will be voted for the election of such other person(s) as the Board of Directors may designate, or the Board may reduce the number of directors to eliminate the vacancy.

                               Principal Occupation or Employment
                               for the Past Five Years - Positions
                               with Industries - Other
Name, Director Since, Age      Directorships
- - -------------------------      ----------------------------------

Jacob C. Belin                 Former Chairman of the Board,
Director since 1984            St. Joe Paper Company.  Director,
Age 80                         St. Joe Paper Company.  Trustee,
                               Alfred I. duPont Trust.

J. Nelson Fairbanks            President and Director, U.S. Sugar Corporation.
Director since 1989
Age 59

David M. Foster                Attorney, Rogers, Towers, Bailey, Jones & Gay
New Nominee                    for the last five years. Director, Sun Bank of
Age 60                         North Florida, N.A. Director, Gate Petroleum
                               and subsidiaries. Director, Ponte Vedra Polo
                               Club, Inc.

Allen C. Harper                Chairman/CEO, Esslinger-Wooten-Maxwell, Inc.,
Director since 1994            Realtors, and President, First Reserve, Inc.
Age 50                         (1984-present). Director, Tri-County Railroad
                               Authority (1989-present).

John H. Mercer, Jr.            Retired President, John Mercer Terminal
Director since 1984            Warehouse Company.
Age 81

R.E. Nedley                    President, St. Joe Paper Company (1991-present).
New Nominee                    Vice President, St. Joe Paper Company (1982-
Age 56                         1991). Director, St. Joe Industries, Inc.
                               (1982-present).

J.J. Parrish, III              President, Jesse J. Parrish, Inc. Vice President
Director since 1993            and Director, Nevins Fruit Company. Director and
Age 41                         and Treasurer, Parrish Medical Center.
                               Director, Barnett Bank of Central Florida.

W.L. Thornton                  Chairman of the Board and President, Industries.
Director since 1984            Chairman and Director, St. Joe Paper Company.
Age 66                         Trustee, Alfred I. duPont Trust.

Carl F. Zellers, Jr.           Vice President, Industries. President, Florida
Director since 1984            East Coast Railway and Gran Central Corporation.
Age 62                         Director, St. Joe Industries, Inc.


     The Board of Directors met four times in 1994. All members of the Board of Directors attended at least 75% of the total number of Board meetings and meetings held by committees on which each served with the exception of Mr. Rinker who missed two meetings because of illness.

     Non-management directors are entitled to a quarterly retainer fee of $1,000, a fee of $650 for each Board meeting attended, and a fee of $200 for each Audit or Compensation Committee meeting attended. Management directors are entitled to a fee of $450 for each Board meeting attended. Members of the Executive Committee receive no fee for meetings of that committee. In addition to these standard fees, directors are reimbursed for transportation and other reasonable expenses incident to attendance at Board and committee meetings.

     In accordance with Industries' By-Laws, the Board of Directors elects from its members the Executive, Audit, and Compensation Committees. The Executive Committee, when the Board of Directors is not in session, has authority to manage the affairs, business, and property of Industries, and is composed of the President (W.L. Thornton), one Vice President (C.F. Zellers, Jr.), and Mr. J.C. Belin.

     The Audit Committee has three members (3) (J.H. Mercer, Jr., J.J. Parrish, III, and A.C. Harper) and provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of Industries' internal accounting controls. No member of the Audit Committee may be a member of the Executive Committee or an officer or full-time employee of Industries or any subsidiary or affiliated company. During 1994, the Audit Committee held two meetings.

     The Compensation Committee has three (3) members (J.N. Fairbanks,
A.C. Harper, and M.E. Rinker, Sr.). The Committee establishes and executes compensation policy and programs for Industries' Executives. For the 1994 compensation and performance review, the Compensation Committee held two meetings. Mr. A.C. Harper was elected to Compensation Committee in November 1994 to replace Mr. R.E. Taylor who resigned in November 1994 because of job relocation. Mr. M.E. Rinker will not be a nominee for re-election as a director in 1995.

     Industries has no Nominating Committee.

                           EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for Industries' Executive Officers whose 1994 total annual compensation exceeded $100,000, as well as the total compensation paid to those Executives for the past three years. Industries paid no bonuses nor had any stock award or option programs.

Summary Compensation Table

                                                   Other Annual   All Other
Name and Principal                                 Compensation  Compensation
    Position         Year  Salary($)                   ($)           ($)
- - ------------------   ----  ---------               ------------  ------------

W.L. Thornton        1994  159,550(a)                 5,580(b)     1,800(c)
President and CEO    1993  154,900(a)                 5,790(b)     1,800(c)
                     1992  149,650(a)                 4,970(b)     1,800(c)

C.F. Zellers, Jr.    1994  133,260                    3,700(b)     4,400(c)
Vice President       1993  129,370                    1,670(b)     4,341(c)
                     1992  118,100                    2,060(b)     4,170(c)
- - --------------

(a) This amount represents 100% of Mr. Thornton's salary. Under arrangement approved by the Board of Directors of both St. Joe Paper Company and Florida East Coast Industries, Inc., Mr. Thornton's salary and expenses are paid by St. Joe Paper Company, with 20% of salary, fringe benefits, and common expenses being billed to and paid by Industries as compensation for his services as President of Industries. Any expenses incurred for the exclusive benefit of either Industries or St. Joe Paper Company are borne 100% by the benefiting corporation.

(b) These amounts include life insurance premiums and the personal use of vehicles owned by Industries.

(c) These amounts represent Industries' matching contribution to a 401(k) Plan and directors' fees. Mr. Thornton was not a participant in the 401(k) Plan of Industries.

Compensation Committee Report

     The Compensation Committee of the Board of Directors (the "Committee") has the responsibility of establishing and administering compensation policies, plans, and programs for the Company and its subsidiaries (herein, "the Company"). The Committee and senior management initiated a comprehensive review of management compensation during 1994.

     The study included an evaluation of existing compensation policies; a review of compensation plans and practices prevailing at other companies; and an analytical review of the costs and benefits of the proposed programs. The philosophy and programs resulting from the study's analysis are outlined below and were developed through the active involvement of management and the Committee.

     Because this study was completed late in the year, compensation paid for 1994 represents a continuation of past practices. The new compensation program approved by the Board of Directors in 1994 will be fully implemented in fiscal 1995.

Executive Compensation Philosophy

     The Committee adopted a compensation philosophy for the Company's management to serve as guiding principles for program design and administration. The overriding philosophy is that compensation should be tied directly to the Company's stated business objectives and to the sustained creation of stockholder value. The Committee believes that stockholder interests and the Company's compensation programs should be closely aligned and integrated. Therefore, the performance measures used to determine compensation levels have been demonstrated to be primary, sustainable drivers of stockholder value among other publicly-held companies including companies having transportation interests.

     The Company's performance compensation program consists of two components: (1) Base Salary and (2) Award Opportunity. Each of these components and its respective role in total direct compensation, as well as the basis for determining the compensation of the President and CEO, Mr. W.L. Thornton, are described below.

     (1) Base Salary

     Pursuant to the compensation philosophy of emphasizing risk-oriented pay to encourage superior performance and consistent with the Company's business strategy of controlling fixed costs, annual salary adjustments will be determined by several factors, including: the Company's performance, the individual's contribution to that performance, the individual's future potential, and competitive pay levels. On an annual basis, the Committee reviews executive salaries with the Chief Executive Officer ("CEO").

     (2) Performance Awards

     In fiscal 1995, seventeen (17) of the Company's senior executives will be eligible to participate in the Company's annual incentive program. Each participant is assigned a Target Award Opportunity equal to the individual's level of responsibility. Target award levels range from 25% to 35% of annual base salary. The CEO and Chief Operating Officer's ("COO") target is 35% and the target for the three other most highly-compensated officers is 25%. Actual award levels vary depending upon the degree of achievement relative to specified Company and individual performance objectives and can range in total from 0% to 100% of target levels.

     Performance awards under the program are contingent upon both Company and individual performance for the year. Only those individuals who receive a satisfactory or better performance rating in their annual performance reviews are eligible to receive an annual Opportunity Award. The Company's performance relates directly to operating profit. Specific performance objectives have been set by the Committee (as they will be on an annual basis) in relation to the Company's fiscal budget. The payout related to Company performance against these predetermined objectives ranges from 0% to 100% of Target Award. For the CEO, COO, and certain other officers, Company performance governs their entire Performance Award amount. For other participants, their individual performance rating determines up to 60% of their award.

     As example of the application of actual awards under this performance program, a covered executive earning $100,000 having an assigned target Company Award Opportunity level of 25% has the opportunity to be awarded an actual award of $12,500 if the "Threshold" Company objective is met or an actual award of $25,000 if the "Target" Company objective is met.

     No performance award is payable if Company performance falls below threshold level.

Non-deductible Compensation

     The Senior Management Incentive Plan will be fully deductible for federal income tax purposes since it is not possible at this time for any executive officer's compensation to total more than $1 million.

     CEO Compensation

     The Company's CEO, Mr. W.L. Thornton, is also the CEO of St. Joe Paper Company and is employed under an arrangement approved by each Board which provides that the Company will bear 20% of base salary. Base salary has been the sole basis of compensation for the CEO and other executive officers through 1994.

     Mr. Thornton was paid a base salary of $159,550 in 1994 which represented a 3% increase above the base salary in 1993. The Company's portion of the total base salary in 1994 was $31,910. In this regard, this Committee conferred with the Compensation Committee of St. Joe Paper Company relative to Mr. Thornton's 1994 salary, and while it was agreed that the base salary of $159,550 is significantly less than salaries paid by comparable companies and does not recognize Mr. Thornton's individual contribution to the relative success of the combined enterprises in the past or present, it was also agreed to continue pay through 1994 on past practice and that the matter of adjusting base salary of the CEO's position should receive review by the Committee during the study mentioned above. This study concluded that the base salaries of the CEO and other executive officers should be adjusted effective Janaury 1, 1995, to a base salary more nearly equal to the responsibilities of the positions and much more competitive with comparable companies while at the same time putting a portion of the positions' total value to the Company "at risk" subject to the attainment of the specified corporate and personal objectives set forth in the plan for incentive compensation. Any performance award made to the CEO under the incentive plan will be based solely on that portion of total base salary paid by the Company under its arrangement with St. Joe Paper Company.

     The Committee believes that the changes described above will help to ensure that executive officers are rewarded appropriately for their services and the Committee is satisfied that the strategy supports corporate objectives and shareholder interests, however, additional changes can and will be considered if and when deemed appropriate within the context of these objectives and interests.

     The Compensation Committee is appointed by the Board of Directors and is composed entirely independent of non-employee directors having no interlocking relationship as defined by the Securities and Exchange Commission.
                                        J. Nelson Fairbanks, Chairman
                                        M.E. Rinker, Sr., Member
                                        Allen C. Harper, Member

Stock Performance Graph

     The following table describes the graph that sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Florida East Coast Industries, Inc.'s shareholders during the five-year period ended December 31, 1994, as well as an overall stock market index (Russell 1000) and FEC Industries' peer group index of twelve (12) railroads, consisting of Burlington Northern, Inc., Canadian Pacific, Ltd., Chicago and Northwestern Transportation Co., Conrail, Inc., CSX Corp., Illinois Central Corp.,
Kansas City Southern Industries, Inc., Norfolk Southern Corp., Santa Fe Pacific Corp., Southern Pacific Rail Corp., Union Pacific Corp., and Wisconsin Central Transportation Corp.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
       FLORIDA EAST COAST INDUSTRIES, RUSSELL 1000 INDEX, AND RAILROADS
                  (Performance Results Through 12/31/94)

NAME                       1989     1990     1991     1992     1993     1994
- - ----                       -------------------------------------------------
Florida East Coast Ind. $100.00  $ 71.47  $ 64.44  $ 78.72  $108.11  $109.39
Russell 1000 Index      $100.00  $ 95.84  $127.49  $139.01  $153.13  $143.62
Railroads               $100.00  $ 91.60  $138.44  $152.08  $194.37  $168.59

Assumes $100 invested at the close of trading 12/89 in Florida East Coast Industries common stock, Russell 1000 Index, and Railroads.
*Cumulative total return assumes reinvestment of dividends.

Source:  Value Line, Inc.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

Industries' Employee Benefit Plan

     On October 19, 1983, Industries adopted a deferred compensation plan (the "Plan"), which became effective January 1, 1984. Pursuant to the Plan, Industries matches voluntary contributions made by participants to a trust maintained for participants in an amount equal to $500 for the first $500 contributed by the participants, $225 for the next $300, $150 for the next $300, and $.25 per $1 for any amount contributed by a participant in excess of $1,100. Participants may elect to make their contributions through a written salary reduction agreement with Industries, but the amount, subject to matching contributions, may not exceed 6% of their total compensation per year, as defined in the Plan, and the total amount of contributions by participants to the trust per year may not exceed 10% of their taxable compensation, as defined in the Plan. Any salaried employee who has completed 90 days of service and is not represented by an organization recognized by Industries for purposes of collective bargaining is eligible to participate, assuming that in any given Plan year such employee has performed at least 1,000 hours of service. Each participant's account under the Plan is invested in either one of four mutual funds or Industries' Common Stock as determined by the participant. In 1994, Industries contributed $24,040 to the Plan on behalf of the fourteen (14) Executive Officers as a group.

Security Ownership of Management

     Shown below is information concerning beneficial ownership of Industries' Common Stock for each director and for all directors and officers as a group as of March 1, 1995. Under rules of the Commission, "beneficial ownership" is deemed to include shares for which the individual, directly or indirectly, has or shares voting and/or dispositive power:

                   Nature of Beneficial                       Percent of
Names                   Ownership        No. of Shares         Class (1)
- - -----             ---------------------  -------------        ----------
J.C. Belin         Shared Voting/
                   Dispositive Power      5,352,528 (2)          59.5%

J.N. Fairbanks

D.M. Foster

A.C. Harper

J.H. Mercer, Jr.   Sole Voting/
                   Dispositive Power            100

R.E. Nedley        Shared Voting/
                   Dispositive Power      4,902,304 (3)          54.5%

J.J. Parrish, III

W.L. Thornton      Sole Voting/
                   Dispositive Power          5,869
                   Shared Voting/
                   Dispositive Power      5,352,528 (2)          59.5%

C.F. Zellers, Jr.  Sole Voting/
                   Dispositive Power          1,936
                   Shared Voting/
                   Dispositive Power      4,902,304 (3)          54.5%

9 directors &      Sole Voting/
officers as a      Dispositive Power          7,905
group              Shared Voting/
                   Dispositive Power      5,352,528 (4)           59.5%
____________

(1) All percentages shown are rounded to the nearest one-tenth of one percent. Where no percentage is shown, the amount of Industries' Common Stock owned by the beneficial owner listed is less than one-half of one-tenth of one percent (4,500 shares) of all outstanding Industries' Common Stock.

(2) Includes 4,902,304 shares or 54.5% of Industries' Common Stock owned by St. Joe Industries, Inc., and 450,224 shares or 5.0% of Industries' Common Stock owned by the Nemours Foundation.

(3) Includes 4,902,304 shares or 54.5% of Industries' Common Stock owned by St. Joe Industries, Inc., of which Messrs. Zellers and Nedley are directors.

(4) Includes the 4,902,304 and 450,224 listed as beneficially owned by Messrs. Belin and Thornton, and the 4,902,304 listed as beneficially owned by Messrs. Zellers and Nedley, however, reports the same number of shares beneficially owned by these persons only once.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The firm of KPMG Peat Marwick LLP has been Industries' accountant of record since September 1990, and Industries is expected to select that firm for the audit of the current fiscal year's records. It is expected that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to answer Stockholders' questions and will be given an opportunity to make a statement.

                                  ANNUAL REPORT

     INDUSTRIES WILL PROVIDE WITHOUT CHARGE A COPY OF INDUSTRIES' ANNUAL REPORT TO THE COMMISSION ON FORM 10-K FOR THE MOST RECENT FISCAL YEAR WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO UPON WRITTEN REQUEST BY A STOCKHOLDER, WHICH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF INDUSTRIES, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF STOCK ENTITLED TO BE VOTED AT THE MEETING. ALL REQUESTS ARE TO BE DIRECTED TO MR. T.N. SMITH, SECRETARY, AND ADDRESSED TO FLORIDA EAST COAST INDUSTRIES, INC.,
P.O. BOX 1048, ST. AUGUSTINE, FLORIDA 32085-1048.

                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented at the Annual Meeting; however, if any other matters come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote pursuant to the proxies in accordance with their judgment in such matters.

By Order of the Board of Directors

T.N. Smith
Secretary
Dated:  April 7, 1995

                       FLORIDA EAST COAST INDUSTRIES, INC.

                  THIS PROXY IS SOLICITED BY THE BOARD FOR THE
                  MAY 17, 1995, ANNUAL MEETING OF STOCKHOLDERS

   The undersigned hereby appoints H.H. Peyton, T.N. Smith, and G.P. West and each of them Proxies with power of substitution to vote all shares of stock of Florida East Coast Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Florida East Coast Industries, Inc., to be held at the Marina Hotel and Convention Center at St. Johns Place, Admiralty Room, 1515 Prudential Drive, Jacksonville, Florida, on Wednesday, May 17, 1995, at 10:30 A.M., Eastern Daylight Saving Time, and at any adjournment or adjournments thereof, with discretionary authority, as provided in the Proxy Statement.

1.  THE ELECTION OF DIRECTORS    FOR all nominees listed below
                                 (except as marked to the contrary below)( )

                                 WITHHOLD AUTHORITY to vote for all
                                 nominees listed below ( )

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below.)

J. BELIN, N. FAIRBANKS, D. FOSTER, A. HARPER, J. MERCER, JR., R. NEDLEY,
J. PARRISH, III, W. THORNTON, C. ZELLERS, JR.

_______________________________________________________________________________

2. For the transaction of such other business as may properly come before the meeting.

                                       Please sign exactly as name appears.
                                       If stock is held in name of joint
                                       holders, each should sign.  If you
                                       are signing as a trustee, executor,
                                       etc., please so indicate.

                                       DATED:________________________, 1995

                                       ____________________________________
                                                     SIGNATURE

                                       ____________________________________
                                             SIGNATURE IF HELD JOINTLY
                                       Please mark, sign, date, and mail
                                       this card promptly in the postage
                                       prepaid return envelope provided.